4Q 2014 Earnings Investor Presentation January 29, 2015 Exhibit 99.2

Timken 4Q 2014 Earnings Conference Call
Conference Call: Thursday, Jan. 29, 2015
11:00 a.m. Eastern Time
Live Dial-In: 888-211-4542 or 816-581-1736
(Call in 10 minutes prior to be included.)
Conference ID: Timken Earnings Call
Conference Call Replay:  Replay Dial-In available through Feb. 12, 2015
888-203-1112 or 719-457-0820
Replay Passcode: 8692909
Live Webcast: www.timken.com/investors

EARNINGS
CALL
DETAIL

Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company, including the information under the headings, “2014 Positions Timken For Growth”,
“2014 Outgrowth Initiatives”, “2015 Market Outlook Drivers”, “2015 Outlook Highlights”, “2015 Full-Year Outlook”,
“Pension Strategy & De-Risking Update” and “2015 Adj. EPS Outlook – Walk from 2014” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the finalization of the company's financial statements for the fourth quarter and full year of 2014; the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs;
the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; fluctuations in customer demand; the impact on the company’s pension obligations due to the changes in interest rates, investment performance and other tactics designed to reduce risk, the company’s ability to complete and achieve the benefits of its announced plans, programs, initiatives and capital investments; the taxable nature of the spinoff; and the company’s ability to realize the potential benefits of the spinoff of the steel business and avoid possible indemnification liabilities under certain agreements it entered into with TimkenSteel Corporation in connection with the spinoff. Additional factors are discussed in the company’s filings with the Securities and
Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2013, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the
Securities and Exchange Commission.  Reconciliation of those measures to the most directly comparable GAAP equivalents are provided in the Appendix to this presentation.
FORWARD
LOOKING
STATEMENTS
SAFE
HARBOR
AND
NON
GAAP
FINANCIAL
INFORMATION

Overview & Business Update Rich Kyle – President and CEO Financial Review Phil Fracassa – Executive Vice President and CFO Question/Answer 4 AGENDA

4Q 2014
Sales of $762 million, up 2% from prior-year 4Q despite strong dollar
Sales increase 12% in Process Industries
Mobile Industries sales down 7%; more than half of decline related to planned program exits
Net income per diluted share of $0.43 versus $0.35 in same quarter last year
4Q-14 adjusted EPS of $0.65, up 35% compared to prior year
GAAP earnings include non-cash pension settlement charges of
$33 million, pre-tax
Adjusted EBIT margin of 11.7%, up 150 bps from prior year period, driven by growth and cost reduction, partially offset by currency
Continued Aerospace restructuring plan; completed sale of Mesa, AZ engine overhaul assets
Took actions to reduce pension risk / exposure, including recent annuitization
Completed acquisition of Revolvo Ltd.
Note:  See Appendix for reconciliation of adjusted EPS and adjusted EBIT margins to their most directly comparable GAAP equivalents.

HIGHLIGHTS

Strengthens Timken Bearing Product Line Offering
Strong Strategic Fit
Strengthens Timken bearing offering in the global
housed unit market sector with addition of split roller
housed units and precision products
Core industrial market sectors include: metals,
mining, pulp and paper, food and beverage, power
generation, cement, marine and waste water
Premium solutions designed to improve customer
uptime
Synergies expected to accelerate growth by
leveraging Timken channels, global scale,
capabilities and cost reductions
Based in Dudley, U.K., with 2014 sales of
$9 million

REVOLVO
LTD. ACQUISITION

Completed Spinoff of TimkenSteel
mid-year
Launched DeltaX, a multi-year initiative to accelerate product development and line expansion efforts, enhancing the Timken collaborative technical sales model
Achieved several key business wins across market sectors including defense, rail, wind energy, process industries and light vehicle
Continued to diversify product and services portfolio beyond core tapered roller bearing line
Reorganized Aerospace segment and launched initiative aimed at improving margins to double digits
Acquired the assets of Schulz Group and Revolvo Ltd.,
providing additional breadth to Timken industrial product solutions
Returned $360 million to shareholders through dividends and the repurchase of 5.2 million shares

2014 POSITIONS
TIMKEN
FOR
GROWTH

8

Enhanced large bore Timken wind
energy bearings with wear-
resistant technologies
Expanded line of
Timken housed
unit bearings
with new part
numbers and
designs
New and improved designs
revitalize Timken spherical
thrust bearings
Extended line of
Timken spherical and
cylindrical bearings
Invested
in new
technologies
to advance
high-speed
gear sales.
Added a new
service
center in
Raipur,
opening new
market space
for gear
repair in
India
2014 OUTGROWTH
INITIATIVES

Negative Neutral Positive
Currency Industrial Machinery Light Vehicle
Agriculture Mining / Metals Rail
Energy (Oil & Gas) Construction Wind Energy
Defense Heavy Truck Aerospace Civil
Europe North America Asia
Russia Latin America
Expected Organic Growth of ~4% Driven by Market Growth
And Penetration Gains, Largely Offset by Currency
2015 MARKET
OUTLOOK
DRIVERS

2015
Outlook
Sales (Mid-point) $3.1 Billion
YOY Change Up 1%
(+4% growth, largely offset by currency)
GAAP EPS $0.85 to $0.95
Adjusted EPS $2.65 to $2.75
Adj. EPS YOY Change (Mid-point) Up 6%
Adj. EBIT Margin 12.5% to 13%
Margin Expansion Expected to Help Drive 6% EPS Growth

2015 OUTLOOK
HIGHLIGHTS

Financial Review

Sales of $762 million, up 2% from a year ago
Driven by growth in OE sectors (including wind energy and rail) and the industrial aftermarket, as well as the benefit of acquisitions
Partially offset by the impact of planned program exits in Mobile Industries, lower defense related Aerospace shipments and unfavorable currency
4Q ’14 4Q ’13
$762.2 $749.5
$ B/(W)
Sales
% B/(W)
$12.7 2%
($ Millions)
$41
$5
$750
$762
$(18)
$(15)
Geographic Sales Comparison
4Q-2014 Excluding
vs. impact
Region 4Q-2013 of currency
NA 6% 6%
EMEA -11% -3%
APAC 3% 4%
LatAm 3% 8%
• 5.5% growth driven by
market demand and new
business wins
• Price was relatively flat
• Largely driven
by weaker Euro

4Q 2013 Organic
Growth
Mobile
Planned Exits
Acquisitions Currency 4Q 2014
4Q 2014 FINANCIAL
HIGHLIGHTS
–
SALES

4Q ’14 4Q ’13
$762.2 $749.5
$ B/(W)
Sales
% B/(W)
$12.7 2%
220.8 207.9 Gross Profit
131.7 134.0 SG&A
3.8 Impairment & restructuring
$76.8
EBIT
($ Millions)
% of sales 17.3% 17.9%
% of sales 29.0% 27.7% 130 bps
60 bps
Note:  See Appendix for reconciliation of EBIT and EBIT margin to their most directly comparable GAAP equivalents.
7.2 Other income, net
2.3
5.4
$49.9
(0.8)
$(26.9)
12.9
0.5 Pension settlement charges 33.0
Includes benefit of cost
reduction initiatives and
currency, partially offset
by M&A-related expenses
Non-cash pension
settlement charges
related to lump sum
payouts
6.5% 10.2% EBIT Margins (370) bps

4Q 2014 FINANCIAL
HIGHLIGHTS
– EBIT

4Q ’14 4Q ’13
$762.2 $749.5
$ B/(W)
Sales
% B/(W)
$12.7 2%
($ Millions)
Note:  See Appendix for reconciliation of EBIT, adjusted EBIT, and EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents.
2.2 4.4 - Charges for cost-reduction
Adjustments:
$88.8 $76.3
EBIT after adjustments
$12.5 16%
11.7% 10.2% EBIT Margins 150bps
initiatives, plant rationalizations
3.7 -- - Aerospace charges
33.0 0.5 - Pension settlement charges
(5.4) - Gain on Brazil land sale --
131.7 134.0 SG&A
3.8 Impairment & restructuring
% of sales 17.3% 17.9%
% of sales 29.0% 27.7% 130 bps
60 bps
2.3
5.4
Pension settlement charges
220.8 207.9 Gross Profit
12.9
0.5 33.0

$76.8
EBIT
7.2 Other income, net
$49.9
(0.8)
$(26.9)
4Q 2014 FINANCIAL
HIGHLIGHTS –
ADJ. EBIT

4Q 2014 EARNINGS
COMPARISON
Adjusted EBIT of $89 million or 11.7% of sales compares with
$76 million or 10.2% of sales in the same period a year ago
Driven by volume and lower manufacturing costs, partially offset by currency
Adjusted EBIT - ($ Millions)
$76
$89
$4
$14
$(6)

$1
Note: Certain data contained in the graph above has been rounded for presentation purposes. See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents.

4Q 2014
NET
INCOME
AND
DILUTED
EPS
4Q ’14
- Provision (benefit) for income taxes
Net Income, after adjustments
$57.9 $0.65
$ in Millions EPS
(19.9)
4Q ’13
$45.2 $0.48
$ in Millions EPS
- Charges for cost-reduction initiatives and
plant rationalization costs
2.2 4.4
12.0
Adjusted tax rate:  Quarter 29% 35%
- Aerospace impairment and restructuring
charges
3.7
- -
0.04
(0.22)
0.02 0.05
0.13
Adjusted EPS of $0.65, up 35% from prior-year, primarily reflecting the benefit of lower manufacturing, a lower tax rate and share repurchases
Full-year adjusted tax rate of 33%; lower than anticipated due to passage of U.S. tax extenders legislation
- Adjusted tax rate of 33% is expected for 2015
- -
- Pension settlement charges
33.0 0.5 0.37
0.01
- Gain on sale of real estate in Brazil
- -
(5.4)
- -
(0.06)
YTD 33% 35%

$38.9 $0.43 Net Income from Continuing Operations
$33.7 $0.35

RESEGMENTATION
OVERVIEW
Current quarter and prior period financial results have been re-segmented to reflect:
Elimination of Aerospace segment; financial results reported primarily in Mobile Industries segment
Reallocation of corporate SG&A expense to business segments to better reflect the Company’s operating model after steel spinoff and elimination of Aerospace segment
Currency gains/losses related to foreign affiliate financing moved from business segments to corporate

Sales Flat to Down 2%
Heavy Truck
Light Vehicle
Off-highway
Rail
($ Millions)
2014 2013 Change
Sales $389.5 $418.1 $(28.6)
EBIT $22.4 $38.0 $(15.6)
Margin 5.8%       9.1% (330) bps
Adjusted
(1)
:
EBIT $28.6 $34.0 $(5.4)
Margin          7.3%       8.1% (80) bps
4Q YOY Commentary 4Q Performance
2015 Full-Year Outlook
•
Sales decrease of 7% driven by light
vehicle sector program exits ($15M),
lower aerospace and agriculture demand,
and currency, partially offset by growth
in rail
- Excluding planned exits and currency,
sales were down 1%
•
Decrease in adjusted EBIT margin driven
by lower volume and unfavorable mix,
partially offset by lower manufacturing
costs
2014 Business Mix – Market
(1) See Appendix for reconciliations of adjusted EBIT, adjusted EBIT margin and adjusted sales to their most directly comparable GAAP equivalents.
Business Mix is based on
2014 sales of $1.7B
Aerospace
Currency
+ 1 to 3%
-3%
Light Vehicle
Off-highway
Rail
Aerospace
Heavy Truck
Adj. EBIT Margin within 10-13% Range

MOBILE
INDUSTRIES
25%
24%
20%
17%
14%

($ Millions)
2014 2013 Change
Sales $372.7 $331.4 $41.3
EBIT $79.7 $50.9 $28.8
Margin 21.4%      15.4% 600 bps
Adjusted
(1)
:
EBIT $79.4 $54.4 $25.0
Margin        21.3%      16.4% 490 bps
4Q YOY Commentary 4Q Performance
2015 Full-Year Outlook
•
Sales increase of 12% due to market
growth and share gains in OE sectors
(wind energy & marine), the industrial
aftermarket, as well as the impact of
acquisitions, partially offset by
unfavorable currency
•
Adjusted EBIT margin increase reflects
improved demand and cost reductions,
driven by operational improvement
initiatives
Industrial Aftermarket
Original Equipment
2014 Business Mix – Channel
(1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents.
Original
Equipment
Aftermarket
Products &
Services
Currency
+ 5 to 7%
-3%
Business Mix is based on
2014 sales of $1.4B
Sales Up 2 to 4%
Adj. EBIT margin at high-end
of 17-20% Range

PROCESS
INDUSTRIES

2014 CASH
FLOW
OVERVIEW
2014 2013
$147.0 $175.5 Income from Continuing Operations
$279.2 $292.8 Cash from operations
30.9
(67.1)
(93.4)
Change in working capital
(68.6) 34.5 Income taxes
137.0
55.1
Depreciation & Amortization
$152.4 $159.2 Free cash flow
(49.9) Pension & OPEB contributions / payments
62.0 Pension & OPEB expense
142.4
(133.6)
(126.8) Capital Expenditures
19.9 Other
($ Millions)
(52.3)
Impairment charges
98.9 0.1

CAPITAL
ALLOCATION
Capital Structure
Cash $294
Debt 530
Net Debt 236
Equity 1,589
Net Capital $1,825
Leverage
Total Debt/Capital 25%
Net Debt/Capital 13%
($ Millions)
Balance Sheet (12/31/14)
Target:
30 – 40%
Net Debt Net Debt/ Capital
($ Millions)
Net Debt / Capital
2014 Actual
Invested $127M in CapEx (4.1% of sales),
including growth initiatives
Paid dividends totaling $1.00 per share; 39%
payout ratio (on Adj. EPS of $2.55)
Completed acquisitions of Schulz Group and
Revolvo Ltd.
Repurchased 5.2M shares for $271 million (6%
of outstanding as of 12/31/13), incl. 100k
shares in 4Q

9%
2%
13%
Capital Expenditures
Dividend
Share Repurchases
Acquisitions
Executing Plan:
2015 Outlook
Target CapEx at ~4% of sales
Expect to remain at or above top-end of
25 – 35% targeted payout ratio
Continued focus on pipeline of attractive M&A
targets aligned with criteria
Remaining share repurchase authorization of
8.9M shares; expires 12/31/15
Note: Net Debt is not a GAAP measure. Management believes Net Debt is an important measure of the Company’s financial position, due to the amount of cash and cash equivalents. See Appendix for reconciliation of Net Debt and Net Debt/Capital to their most directly comparable
GAAP equivalents.

PENSION
STRATEGY
& DE-RISKING
UPDATE
Focus on de-risking initiatives to protect fully-funded status, reduce earnings volatility and manage obligations down over time with minimal cash flow impact
Pension plans are well-funded, and have been closed to new entrants since
2004
Recent Actions:
1. Shifted pension asset allocation more toward fixed income during 2014, creating natural hedge against liability and seeking to reduce volatility
2. Continued and expanded lump sum benefit option in the U.S.
Payouts reduced PBO by ~$110 million; funded entirely with plan assets
Triggered non-cash charge of $33 million in 4Q 2014
3. Purchased group annuity contract for certain U.S. retirees
Reduces PBO by ~$600 million (just under 30% of global PBO); funded entirely with plan assets
U.S. plans over 100% funded pre- and post-transaction
Will trigger non-cash charge of ~$220 million in 1Q 2015
•
Expect continued lump sum payouts and certain smaller plan settlements in 2015 to result in additional non-cash charges of ~$30 million during 2015
•
2015 pension expense expected to increase by $5 to $10 million versus 2014 – driven by new mortality & asset return assumptions, partially offset by favorable impact of annuitization and lump sum payouts

Sales: Up approximately 1%
Driven by organic growth in light vehicle,
wind energy, marine and the industrial
aftermarket, partially offset by declines in
agriculture
Organic growth largely offset by effects of
currency
EPS Estimate: $0.85 to $0.95 per
diluted share
Adjusted EPS Estimate of
$2.65 to $2.75 per diluted share
excluding unusual items
Adjusted EBIT margin of 12.5 to 13%
Mobile Industries within 10 to 13%
target range
Process Industries near high end of
17 to 20% target range
Tax rate of 33%
Free Cash Flow
Assumes CapEx of ~4% of sales
(1) Adjusted net income divided by free cash flow. Adjusted net income excludes pension liability settlement charges and cost-reduction and plant rationalizations costs identified above.  Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures.

Sales (vs. 2014) Organic Net
Growth Currency Sales
   Mobile Industries +1 to 3% ~(3)% Flat to Down 2%
   Process Industries +5 to 7% ~(3)% Up 2 to 4%
   Timken + ~4% ~(3)% Up ~1%
Earnings Per Share (EPS) - GAAP $0.85 - $0.95
Includes:
- Pension settlement charges (non-cash) $(1.85)
- Cost-reduction / plant rationalization initiatives $(0.20)
- Discrete tax accrual adjustments (non-cash) $0.25
Adjusted EPS - excluding unusual items $2.65 - $2.75
Free Cash Flow (FCF) ~$220M
FCF Conversion
(1)
~0.9x
2015 FULL
YEAR
OUTLOOK

2015 ADJ. EPS OUTLOOK
–
WALK
FROM
2014

2015 Adjusted EPS Guidance Range:
$2.65 - $2.75
Positives:
Core organic sales growth of ~4% with
operating leverage and margin expansion
from operational excellence initiatives to
contribute roughly $0.35 to EPS
Share repurchases completed in 2014
contribute roughly $0.05 to EPS
Negatives:
Currency environment is biggest risk –
outlook assumes an impact of
approximately $0.15 to EPS
Other items including:
- Pension expense is expected to
increase EPS by roughly $0.05,
primarily reflecting new mortality
assumption
- Higher interest expense
Note: Share repurchases reflect the full year benefit of share repurchases completed in 2014.  See Appendix for reconciliation of adjusted 2014
EPS to its most directly comparable GAAP equivalent.
$2.55
$2.70
Mid-point of
Guidance
$0.05
$(0.05)
$(0.15)
$0.35
- - - Approximate Estimates - - -
$(0.05)
+14%
(6)%
(2)%
(2)% +2%
2014 Adj. EPS Growth /
Margin
Expansion
Currency
Impact
Pension /
OPEB
Expense
Interest Exp.
/ Other
Share
Repurchases
(2014)
2015 Adj. EPS

Appendix

Sales of $3.1 billion, up 1% year-over-year
Currency had a negative impact of 1%

Argentina
U.S.
Mexico
Brazil
Australia
China Spain
France
India
South Africa
Poland
Italy
U.K.
Romania
Russia
Czech Republic
Germany
Indonesia
Taiwan
Thailand
Singapore
Japan
South Korea
Vietnam
Turkey
U.A.E.
Canada
LatAm
+6%
(+11% excluding
impact of currency)
NA
-2%
(-1% excluding
impact of currency
EMEA
-1%
(flat excluding
impact of currency)
APAC
+12%
(+14% excluding
impact of currency)
2014
GEOGRAPHIC
SALES
2013
VS.

GAAP RECONCILIATION: CONSOLIDATED EBIT
& EBIT
MARGIN
(Dollars in millions, except share data)  (Unaudited)
2014
Percentage
to
Net Sales
2013
Percentage
to
Net Sales
2014
Percentage
to
Net Sales
2013
Percentage
to
Net Sales
Net Income 42.3 $           5.5% 52.7 $           7.0% 168.7 $        5.5% 263.0 $        8.7%
Income From Discontinued Operations, net of income taxes (3.0) (0.4)% (18.9) (2.5)% (21.7) (0.7)% (87.5) (2.9)%
Provision for income taxes 3.6 0.5% 36.6 4.9% 57.0 1.9% 114.6 3.8%
Interest expense 8.3 1.1% 6.9 0.9% 28.7 0.9% 24.4 0.8%
Interest income (1.3) (0.2)% (0.5) (0.1)% (4.4) (0.1)% (1.9) (0.1)%
Consolidated earnings before interest and taxes (EBIT) 49.9 $           6.5% 76.8 $           10.2% 228.3 $        7.4% 312.6 $        10.3%
Adjustments:
Gain on sale of real estate in Brazil
(1)
— —% (5.4) (0.7)% (22.6) (0.7)% (5.4) (0.2)%
Charges for cost-reduction initiatives and plant rationalization costs
(2)
2.2 0.3% 4.4 0.6% 14.6 0.5% 14.8 0.5%
Aerospace impairment and restructuring charges
(3)
3.7 0.5% — —% 121.6 4.0% — —%
Pension settlement charges
(4)
33.0 4.3% 0.5 0.1% 33.7 1.1% 7.2 0.2%
Total Adjustments 38.9 5.1% (0.5) (0.1)% 147.3 4.8% 16.6 0.5%
Consolidated earnings before interest and taxes (EBIT), after adjustments
88.8 $           11.7% 76.3 $           10.2% 375.6 $        12.2% 329.2 $        10.8%
(4)
Pension settlement charges related to the settlement of certain U.S. pension obligations.
(3)
Aerospace impairment and restructuring charges related to goodwill impairment charges, inventory valuation adjustments, and severance.
(1)
Gain on the sale of real estate relates to the sale of the former manufacturing facility in Sao Paulo, Brazil.
(2)
Cost-reduction initiatives and plant rationalization costs related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.
December 31,
Three Months Ended
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors.
Twelve Months Ended
December 31,
Reconciliation of EBIT Margin, After Adjustments, to Net Income as a Percentage of Sales and EBIT, After Adjustments, to Net Income:

Mobile Industries
(Dollars in millions) (Unaudited)
Three Months
Ended
December 31,
2014
Percentage
to Net Sales
Three Months
Ended
December 31,
2013
Percentage
to Net Sales
Twelve
Months Ended
December 31,
2014
Percentage
to Net Sales
Twelve
Months Ended
December 31,
2013
Percentage
to Net Sales
Earnings before interest and taxes (EBIT) 22.4 $               5.8% 38.0 $                9.1% 65.6 $               3.9% 193.7 $            10.9%
Gain on sale of real estate in Brazil (1) - —% (5.4) (1.3)% (22.6) (1.3)% (5.4) (0.3)%
Charges for cost-reduction initiatives and plant rationalization costs (2) 2.5 0.6% 0.9 0.2% 11.8 0.7% 10.2 0.6%
Aerospace impairment and restructuring charges
(3)
3.7 0.9% - —% 121.6 7.2% - —%
Pension settlement charges
(4)
- —% 0.5 0.1% 0.7 —% 7.2 0.4%
Earnings before interest and taxes (EBIT), after adjustments 28.6 $               7.3% 34.0 $                8.1% 177.1 $            10.5% 205.7 $            11.6%
Process Industries
(Dollars in millions) (Unaudited)
Three Months
Ended
December 31,
2014
Percentage
to Net Sales
Three Months
Ended
December 31,
2013
Percentage
to Net Sales
Twelve
Months Ended
December 31,
2014
Percentage
to Net Sales
Twelve
Months Ended
December 31,
2013
Percentage
to Net Sales
Earnings before interest and taxes (EBIT) 79.7 $               21.4% 50.9 $                15.4% 267.1 $            19.2% 189.3 $            15.0%
Charges for cost-reduction initiatives and plant rationalization costs
(2)
(0.3) (0.1)% 3.5 1.1% 2.2 0.2% 4.5 0.4%
Earnings before interest and taxes (EBIT), after adjustments 79.4 $               21.3% 54.4 $                16.4% 269.3 $            19.4% 193.8 $            15.4%
(4)
Pension settlement charges related to the settlement of certain U.S. pension obligations.
(3)
Aerospace impairment and restructuring charges related to goodwill impairment charges, inventory valuation adjustments, and severance.
(2) Cost-reduction initiatives and plant rationalization costs related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.
(1)
Gain on the sale of real estate relates to the sale of the former manufacturing facility in Sao Paulo, Brazil.
The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance.  Management believes that segment EBIT and EBIT margin, after adjustments, are representative of the segment's core operations and therefore useful to investors.
Reconciliation of segment EBIT Margin, After Adjustments, to segment EBIT as a Percentage of Sales and segment EBIT, After Adjustments, to segment EBIT:
ECONCILIATION:
SEGMENT
EBIT
& EBIT
MARGIN

(Dollars in millions, except share data) (Unaudited)
2014 EPS 2013 EPS 2014 EPS 2013 EPS
Income from Continuing Operations 39.3 $       33.8 $       147.0 $    175.5 $
Less: Net Income Attributable to Noncontrolling Interest 0.4 0.1 2.5 0.3
Net Income from Continuing Operations 38.9 $       0.43 $       33.7 $       0.35 $       144.5 $    1.58 $       175.2 $    1.82 $
Adjustments:
Gain on sale of real estate in Brazil
(1)
- - (5.4) (0.06) (22.6) (0.25) (5.4) (0.06)
Charges for cost-reduction initiatives and plant rationalization costs
(2)
2.2 0.02 4.4 0.05 14.6 0.16 14.8 0.15
Aerospace impairment and restructuring charges
(3)
3.7 0.04 - - 121.6 1.33 - -
Pension settlement charges
(4)
33.0 0.37 0.5 0.01 33.7 0.37 7.2 0.08
Provision (benefit) for income taxes
(5)
(19.9) (0.22) 12.0 0.13 (58.9) (0.65) 6.8 0.07
Total Adjustments: 19.0 0.21 11.5 0.12 88.4 0.97 23.4 0.24
Adjusted Net Income from Continuing Operations
57.9 $       0.65 $       45.2 $       0.48 $       232.9 $    2.55 $       198.6 $    2.07 $
Reconciliations of Adjusted Net Income from Continuing Operations and Net Income from Continuing Operations to GAAP Income from Continuing Operations and
Adjusted Earnings Per Share to GAAP Earnings Per Share:
These reconciliations are provided as additional relevant information about the Company's performance. Management believes that adjusted net income from continuing operations, net income from continuing operations and diluted earnings per share, adjusted to remove: (a) gain on the sale of real estate in Brazil; (b) charges for cost-
reduction initiatives and plant rationalization costs; (c) Aerospace impairment and restructuring charges; (d) pension settlement charges; and (e) provision for income taxes are representative of the Company's performance and therefore useful to investors.
Twelve Months Ended
December 31,
(1)
Gain on the sale of real estate relates to the sale of the former manufacturing facility in Sao Paulo, Brazil.
(5)
Provision (benefit) for income taxes includes the tax impact on pre-tax special items, the impact of discrete tax items recorded during the respective periods, as well as adjustments to reflect the use of one overall effective tax rate on adjusted pre-tax income in interim periods.
(4)
Pension settlement charges related to the settlement of certain U.S. pension obligations.
(2)
Cost-reduction initiatives and plant rationalization costs related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.
(3)
Aerospace impairment and restructuring charges related to goodwill impairment charges, inventory valuation adjustments, and severance.
Three Months Ended
December 31,
GAAP RECONCILIATION:
NET
INCOME
& EPS

GAAP RECONCILIATION:
NET
DEBT
& FREE
CASH
FLOW
(Dollars in millions) (Unaudited)
June 30,
2014
December 31,
2014
December 31,
2013
Short-term debt 314.6 $                        8.1 $                            269.3 $
Long-term debt 176.2 522.1 176.4
Total Debt
(1)
490.8 $                        530.2 $                        445.7 $
Less: Cash, cash equivalents and restricted cash (310.1) (294.1) (399.7)
Net Debt
(1)
180.7 $                        236.1 $                        46.0 $
Total equity 1,804.1 $                    1,589.1 $                    2,648.6 $
Ratio of Total Debt to Capital 21.4% 25.0% 14.4%
Ratio of Net Debt to Capital
9.1% 12.9% 1.7%
(Dollars in millions) (Unaudited)
2014 2013 2014 2013
Net cash provided by operating activities from continuing operations 106.4 $                        156.2 $                       279.2 $                        292.8 $
Less: capital expenditures (39.7) (42.0) (126.8) (133.6)
Free cash flow
66.7 $ 114.2 $ 152.4 $ 159.2 $
Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of its business strategy.
Three Months Ended
December 31,
Twelve Months Ended
December 31,
Reconciliation of Total Debt to Net Debt and the Ratio of Net Debt to Capital:
This reconciliation is provided as additional relevant information about the Company's financial position.  Capital, used for the ratio of total debt to capital, is defined as total debt plus total shareholders' equity.  Capital, used for the ratio of net debt to capital, is defined as total debt less cash, cash equivalents and restricted cash plus total shareholders' equity.  Management believes Net Debt is an important measure of the Company's financial position, due to the amount of cash and cash equivalents.
Reconciliations of Free Cash Flow to GAAP Net Cash Provided by Operating Activities:
(1) Total Debt and Net Debt at December 31, 2013 excludes $30.2 million of debt transferred to TimkenSteel and is considered discontinued operations.

The Timken Company
(Dollars in millions) (Unaudited) 2014 2013 2014 2013
Net Sales 762.2 $           749.5 $           3,076.2 $        3,035.4 $
     Less:  Planned Program Exits 15.0                 110.0
Total 777.2 $           749.5 $           3,186.2 $        3,035.4 $
Mobile Industries Segment
(Dollars in millions) (Unaudited) 2014 2013 2014 2013
Net Sales 389.5 $           418.1 $           1,685.4 $        1,775.8 $
     Less:  Planned Program Exits 15.0                 110.0
Total 404.5 $           418.1 $           1,795.4 $        1,775.8 $
Mobile Industries Segment
(Dollars in millions) (Unaudited) 2014 2013 2014 2013
Net Sales 389.5 $           418.1 $           1,685.4 $        1,775.8 $
     Less:  Planned Program Exits 15.0                 110.0
     Add back:  Currency impact (10.1)                (17.1)
Total 414.6 $           418.1 $           1,812.5 $        1,775.8 $
Three Months Ended
December 31,
Twelve Months Ended
December 31,
Reconciliation of Net Sales After Planned Program Exits and Currency Effects for Mobile Industries Segment to Net Sales
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that net sales, after planned program exits and currency effects, are representative of the Company's continuing operations and therefore useful to investors.
Reconciliation of Net Sales After Planned Program Exits for the Total Company and Mobile Industries Segment to Net Sales
Three Months Ended
December 31,
Twelve Months Ended
December 31,
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that net sales, after planned program exits, are representative of the Company's continuing operations and therefore useful to investors.
Three Months Ended
December 31,
Twelve Months Ended
December 31,
GAAP RECONCILIATION: SALES EXCLUDING PLANNED
PROGRAM
EXITS
& CURRENCY
IMPACT
- -
- -
-
-
-
-